Exhibit 99.1

ENGILITY E Equity Roadshow Investor Presentation July 2012

Disclaimer

E

SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS

Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the spin-off of Engility Holdings, Inc. (the “Company”) from L-3 Communications Holdings, Inc., the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the companies, future strategic plans and other statements that describe the companies’ business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: the sale of the Company’s shares by some L-3 shareholders after the distribution because the Company’s business profile and market capitalization may not fit their investment objectives; changes in the U.S. Department of Defense budget levels and procurement priorities; actual or anticipated fluctuations in the Company’s operating results due to factors related to the Company’s business; wins and losses on contract recompetitions and new business pursuits; success or failure of the Company’s business strategy; the Company’s quarterly or annual earnings, or those of other companies in the Company’s industry; the Company’s ability to obtain financing as needed; announcements by the Company or the Company’s competitors of significant acquisitions or dispositions; changes in accounting standards, policies, guidance, interpretations or principles; the failure of securities analysts to cover the Company’s common stock after the spin-off; changes in earnings estimates by securities analysts or the Company’s ability to meet those estimates; the operating and stock price performance of other comparable companies; investor perception of the Company and the defense industry, including changing priorities or reductions in the U.S. Government defense budget; the availability of government funding and changes in customer requirements for the Company’s products and services; natural or environmental disasters that investors believe may affect us; overall market fluctuations; fluctuations in the budget of federal, state and local governmental entities around the world; results from any material litigation or government investigation; changes in laws and regulations affecting the Company’s business; general economic conditions and other external factors; and other factors in the Information Statement included in the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission. In addition, there are risks and uncertainties relating to the spin-off of the Company, including the timing and certainty of the completion of the transaction, whether the transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the spin-off transaction, and the ability of the business to operate as an independent entity.

ENGILITY

E

Transaction Overview

Distributing Company

Distributed Company

Ticker

Exchange

Distribution Ratio

Expected EGL Shares Outstanding

Capital Structure

L-3 Communications Holdings, Inc. (NYSE: LLL)

Engility Holdings, Inc.

EGL

NYSE

1 (EGL) : 6 (LLL) ~16 million $50 million Revolving Credit Facility $335 million Term Loan A

Key Dates

When-Issued Trading Begins

Record Date

Distribution Date

Regular Way Trading Begins

July 9, 2012 (Ticker: EGL WI) July 16, 2012 July 17, 2012 July 18, 2012

ENGILITY

E

Investment Thesis

Stable base business with diverse portfolio of contracts

Iraq / Afghanistan drawdown largely complete by year-end 2012

Large opportunity for growth as a pure play services company independent from L-3 Communications

SETA, Logistics, Range Operations

Clean Sheet to optimize pure services play, driving enhanced competitiveness

Ability to become price disruptive

Engility is Well Positioned for the Future

ENGILITY

E

Company Overview & Strengths

Company Description

E

Leading provider of Systems Engineering Technical Assistance (SETA) and Training and Operational Support Services

Employee base of approximately 9,000 professionals across a wide range of skills and expertise

74% hold a security clearance

High level of customer intimacy

Stable and diverse base of customers and contract vehicles

Over 1,300 active contracts and task orders

No contract accounts for more than 7% of revenue

Organized in two business segments:

Professional Support – Broad SETA & System Integration capabilities

Mission Support – Leader in National Security Training and Nation Building

ENGILITY

Positioned for Growth

E

Past

OCI constraints

Corporate strategy constraints

Significant indirect cost structure

Declining OCO business

Going Forward

Unconstrained opportunities

SETA

New markets

Disruptive indirect cost structure

Stable business

Good revenue visibility

Positioned for Success

ENGILITY

Revenue Profile Reflects Stable Base Business

E

Revenue Composition

$3,500 $3,000 $2,500

$2,000

$1,541

$1,500

$1,000

$500

$0 2007

$1,421 $1,533 $1,550 $1,531

2008 2009 2010 2011 Base Business SSES + Iraq / Afghanistan

Iraq / Afghanistan Drawdown Largely Complete by Year-End 2012

Note: U.S. Dollars in Millions.

Note: Financials exclude the Global Security Solutions (GSS) business, which has been historically managed by Engility but will be transferred to L-3 in connection with the spin-off.

ENGILITY

Large Opportunity for Growth E

Revenue Composition

Incremental Opportunities = ~5% New Business = ~5%

Base / Core = ~90%

New/Incremental Business Opportunities

Total Identified Opportunities equal to ~20x base revenue

Currently Pursuing

Total Qualified Opportunities equal to ~5x base revenue

825 active opportunities

Submitted-Awaiting Award

Considerable Potential Revenue Opportunities, Including Many Engility Was Previously Constrained From Pursuing

ENGILITY

Streamlining Operations to Become Price Disruptive E

Business unit consolidation

Centralized bid and proposal process

Increased shared administration function

Streamlined management

Indirect Cost Structure

Competitive:

7 Business Units

Current Plan

Discriminating:

4 Business Units

Interim

Disruptive:

<4 Business Units

2013 Target

% of Current

100% 86% 74%

Indirect Costs

Streamlining Operations + Strong Execution = Capturing Market Share

ENGILITY

Business Segments

E

ENGILITY

Mission Support Services – 45% of Total

Defense related training, education and support services

National institution building and training

International Development and Support to USAID

Forfeiture Support Associates JV

$1,500 $1,000 $500 $0

30.0%

20.0%

10.0%

0.0%

$975

9.0%

2011 Segment Revenue 2011 Segment Operating Margin

Professional Support Services – 55% of Total

SETA services and Assistance & Advisory Services

Acquisition and program management support

Software engineering life-cycle sustainment and management

Training and analysis for Chemical, Biological, Radiological, Nuclear and Explosives (CBRNE)

$1,500 $1,000 $500 $0

2011 Segment Revenue 2011 Segment Operating Margin

$1,205

7.9%

30.0%

20.0%

10.0%

0.0%

Note: U.S. Dollars in Millions.

Note: Financials exclude GSS, which has been historically managed by Engility but will be transferred to L-3 in connection with the spin-off. Segment operating margin is before a goodwill impairment of $77 million and transaction expenses of $9 million.

ENGILITY

Defense-Related Training

E

Service Offerings

Military and Law enforcement Leader development and Mentorship programs

Professional development programs for US military leaders

Integrated Multi-disciplinary solutions for Stability Operations

Comprehensive military and law enforcement technical training solutions

Interactive multi-media instruction

Concepts and Doctrine analysis

Strategic analysis

Organizational development and capacity building

Strategic operations and crisis planning

Case Study - Army Reserve Officer Training Corp (ROTC) Functional Support

Customer: US Army Cadet Command

Description of Service: Supports the U.S. Army Reserve Officers Training Corps (ROTC) headquartered at Fort Knox, KY, as well as its 273 subordinate brigade and battalion locations across the US and territories

Provides specialized management in the functional areas of cadet recruitment, military science instruction, retention and training, military science field training, and administrative and logistical services

Contract End Date: September 2014

LEADERSHIP

EXCELLENCE

ENGILITY

Rule of Law and Nation Building E

Service Offerings

Organizational and institutional capacity-building

Rule of Law and Justice Sector reform

Anti-corruption technical assistance, knowledge management and systems development

Security Sector reform and Democratic policing

Human rights training to local police and law enforcement officials

Case Study - International Criminal Investigative Training Assistance Program (ICITAP)

Customer: US Department of Justice/Criminal Division

Description: Provides criminal justice subject matter expertise and program support, including administrative, logistical, professional and technical personnel, as well as supplies, equipment, facilities and materials required for international criminal justice development and reform

Contract End Date: May 2018

13 ENGILITY

International Development & Support to USAID E

Service Offerings

General management and institutional strengthening services to public and private sector clients in the US and around the world

Integrated energy system modeling, project design, project implementation and monitoring, and project evaluation and impact assessment

Economic growth, infrastructure, food and livelihood security

Water, energy, natural resources and environmental services

Relief and reconstruction including stability operations and reconstruction, disaster assistance, and civilian surge capacity

Policy and governance, utility regulatory systems, local governance and rule of law

Capacity building, including training, knowledge management, communications and outreach

Case Study - Pakistan Power Distribution Improvement Program (PDIP)

Customer: US Agency for International Development

Description: Supports efforts to expand the supply of electricity and advance the operational and financial health and self-sufficiency of the entire power sector in Pakistan by addressing the performance of government-owned distribution companies

Contract End Date: October 2015

14 ENGILITY

Asset Forfeiture Support E

Service Offerings

Joint venture company with AECOM Government Services established in 2004 to support the DOJ contract

Recruits, vets, hires, administers and provides clerical, administrative, professional services in 36 different skill sets

Can support all federal law enforcement agencies for forfeiture and non-forfeiture activities

Currently supporting DEA, Executive Office of US Attorneys, FBI, ATF, US Marshalls Service, DHS (ICE), others

Support in budgeting, processing seized assets for forfeiture, and reporting

Case Study - Forfeiture Support Associates (FSA)

Customer: US Department of Justice

Description: Provides clerical, administrative and professional services across 35 labor categories to all of the participant agencies in the DOJ Asset Forfeiture Fund

FSA employees work side by side with their government partners in nearly 500 federal law enforcement agency sites and every United States Attorney’s Office across the country

Contract End Date: April 2018

DEPARTMENT OF JUSTICE

QUI PRO DOMINA JUSTITIA SEQUITUR

FSA

ENGILITY

Business Segments E

ENGILITY

Mission Support Services – 45% of Total

Defense related training, education and support services

National institution building and training

International Development and Support to USAID

Forfeiture Support Associates JV

$1,500 $1,000 $500 $0

2011 Segment Revenue 2011 Segment Operating Margin

$975

9.0%

30.0%

20.0%

10.0%

0.0%

Professional Support Services – 55% of Total

SETA services and Assistance & Advisory Services

Acquisition and program management support

Software engineering life-cycle sustainment and management

Training and analysis for Chemical, Biological, Radiological, Nuclear and Explosives (CBRNE)

$1,500 $1,000 $500 $0

2011 Segment Revenue 2011 Segment Operating Margin

$1,205

7.9%

30.0%

20.0%

10.0%

0.0%

Note: U.S. Dollars in Millions.

Note: Financials exclude GSS, which has been historically managed by Engility but will be transferred to L-3 in connection with the spin-off. Segment operating margin is before a goodwill impairment of $77 million and transaction expenses of $9 million.

ENGILITY

System Engineering and Technical Assistance Services

E

(SETA)

Service Offerings

Assist Customer Program Offices develop and analyze requirements, perform Analysis of Alternatives (AoA), conduct capability assessments, and develop program roadmap

Systems Engineering and Integration including Requirements Development and Traceability

Test and Evaluation

Field Testing and Data Analysis

Modeling and Simulation

Systems Training Solutions Assessment, Development and Delivery

Case Study - Commercial Enterprise Omnibus Support Services (CEOss)

Customer: Marine Corps Systems Command (MCSC) Acquisition Center for Support Services

Description: Provides Acquisition, Logistics and

Administrative support to Marine Corps Systems Command

Program/project management services, acquisition and sustainment logistics support, function analysis, financial analysis and a wide range of administrative assistance

Contract End Date: June 2015

MARINE CORPS

RESEARCH

DEVELOPMENT

ACQUISITION

SYSTEMS COMMAND

Acquisition Center for Support Services

CEOSS

ENGILITY

Program Management Support

E

Service Offerings

Provides qualified staff to perform all aspects of Program and Project Management, including support for planning, organizing, securing, and managing resources to achieve specific goals

Financial/Budget Analysis and Management

Acquisition Management Support

Logistics, Supply Chain Management and Lifecycle

Support

Case Study - SEAPORT-e

Customer: Naval Sea Systems Command (NAVSEA) implements for the Navy Systems Commands, the Office of Naval Research, the USMC, and the Defense Threat Reduction Agency

Description: Provides a range of System Engineering support services to the acquisition of platforms, systems and subsystems procured by the Naval Systems Command

Full life cycle support services of products from concept definition phase, through fielding, operations, sustainment and disposal phases

Contract End Date: April 2019

NAVSEA

NAVAL SEA SYSTEMS COMMAND

Seaport-e

ENGILITY

Software Engineering Lifecycle Sustainment & Management E

Service Offerings

Systems and software engineering and program management services that encompass all aspects of the system engineering and software lifecycle

Lifecycle from requirements definition to post-delivery product support

Implement policies, processes, and procedures to satisfy professional and statutory standards

Clients and end user support

Case Study - Software & Systems Engineering Services (SSES) / Strategic Services Sourcing (S3)

Customer: Army Communications & Electronics Command (CECOM) /Software Engineering Center (SEC), Aberdeen Proving Ground, MD

Description: Company provides software/system life-cycle support services for CECOM’s SEC and Army PEOs and PMs

Provides Field Software Engineers for Army and Joint Services C4ISR systems

Support includes ongoing design, maintenance, enhancement and sustainment of C4ISR software-intensive systems

Contract End Date: October 2013

SOFTWARE ENGINEERING CENTER

SEC CECOM

LIFE CYCLE SOFTWARE SOLUTIONS

WARFIGHTING SUPERIORITY AND INFORMATION DOMINANCE

ENGILITY

Training and Analysis for Chemical, Biological, Radiological, Nuclear and Explosives (CBRNE) E

Service Offerings

CBRNE modeling and simulation analysis for atmospheric transport, structural dynamics, vulnerability

CBRNE consequence management

Requirements analysis

Emergency response planning and support

World-wide operations support

Joint Task Force-Civil Support (JTF-CS)

Technical Reachback support to the Defense Threat Reduction Agency (DTRA)

Exercise and training support

FEMA National Exercise Program (NEP)

Terrorism Prevention Exercise Program (TPEP)

Radiological Emergency Preparedness Exercise Program

FEMA Regional Exercise Program

National Infrastructure Protection policy planning and response support

Weapons effects forensics

Case Study

Customer: Defense Threat Reduction Agency (DTRA)

Description: Conducts innovative research to counter weapons of mass destruction (WMD); consequence assessments; and develop WMD defeat technologies

Weapons threats to be addressed in this contract include chemical, biological, radiological, nuclear, and large high explosive (CBRNE) sources

Contract End Date: September 2019

DEFENSE THREAT REDUCTION AGENCY

UNITED STATES OF AMERICA

ENGILITY

Top Contracts & Programs E

Top 10 contracts represent less than 45% of total revenue

Weighted average remaining period of service of over 4 years (1)

Contract / Program

Scope

Period of Performance

Forfeiture Support (FSA)

51/49 JV with AECOM to provide support to Federal Law enforcement agencies

April 2011 – April 2018

CECOM (Software Systems Engineering Systems (SSES) / Strategic Services Sourcing (S3))

Provide software/system life-cycle support services for CECOM’s Software Engineering Center and Army PEOs and PMs. Also, provide Field Software Engineers for Army and Joint Services C4ISR systems

Oct 2001 – Oct 2013

Law Enforcement Program (LEPP)

Provide embedded LEPPs in deployed units in Afghanistan and U.S. to disrupt IED Networks

Aug 2008 – Dec 2012

SEAPORT (Excl Air 4.1)

Provide engineering, technical, programmatic, and professional support services through all phases of ship and weapon system life cycle

April 2004 – April 2019

ROTC

Provide services & supplies to support recruitment, administration, training, retention, and commissioning of Army Reserve Officers’ Training Corps (ROTC) Cadets

Sept 2011 – Sept 2014

Commercial Enterprise Omnibus support services (CEOss)

Provide Acquisition, Logistics and Administrative support to Marine Corps Systems Command

July 2002 – June 2015

Air 4.1 SYSTEMS ENG

Provide System Engineering support services to the acquisition of platforms, systems and subsystems procured by the Naval Systems Command

Jan 2010 – Jan 2015

International Police Training (ICITAP)

Provide Law Enforcement, Corrections, Forensics, and Admin/ Logistics personnel as requested by DOJ/ICITAP task force

June 2011 – May 2018

Kuwait Observer/Controller - Warfighter Focus (WF)

Provide non-personal services support CENTCOM theater security cooperation training and exercises, and contingency training

May 2010 – April 2014

Info Tech Mgmt (ITAM) - Warfighter Focus (WF)

Mentor Office Security Cooperation of the (OSC)-Iraq Army staff with strategic planning to support the future training requirements of the Iraqi Army

Jan 2012 – March 2014

Only Six Contracts Account for More than $50mm in Annual Revenue

(1) Defined as the weighted average of the time to the end of contract PoP and the expected contract value.

ENGILITY

Experienced Management Team and Board

In Place for the Future

E

Engility Management

Tony Smeraglinolo

President & CEO

Executive Vice President, L-3 Services Group

President, Global Stabilization & Development Services Division, DynCorp International

President, L-3 Titan

Harris Corporation

Michael J. Alber

CFO

Chief Financial Officer/Senior Vice President at Alion Science and Technology

Senior Vice President, Group Controller, SAIC

Network Solutions, GeoTrans, SDC/Unisys

John Heller

President,

Professional Support Services

President, Harris IT Services

President, Multimax Incorporated

President & CEO, NETCO Government Services

John Craddock

President,

Mission Support Services

President, L-3 MPRI

Supreme Allied Commander Europe (SACEUR) and Commander in Chief of the U.S. European Command

Commander, U.S. Southern Command

Craig Reed

SVP,

Corporate Strategy/Development

Senior Vice President, Strategy & Corporate Development, DynCorp International

Vice President, Strategy & Business Development, Northrop Grumman Mission Systems

Managing Director, CSP Associates

US Department of Energy, Lockheed Martin

Thomas Miiller

General Counsel

Senior Vice President and General Counsel of L-3 Services Group

Senior Vice President, General Counsel and Secretary of Allied Aerospace

Engility Board of Directors

Edward P. Boykin (Chairman)

Retired President & COO of Computer Sciences Corporation

Tony Smeraglinolo

President & CEO of Engility

Darryll J. Pines

Dean of the Clark School of Engineering at The University of Maryland

Anthony Principi

Principal of The Principi Group

Charles S. Ream

Retired Executive Vice President & CFO of Anteon International Corporation

David A. Savner

Partner at law firm Jenner & Block

William G. Tobin

Managing Director of The Marymount Group

ENGILITY

E

Financial Overview

2012 Outlook

Stable base business with high degree of revenue visibility provides confidence in performance Q1 2012 actual performance ahead of plan Conservative plan assuming current indirect cost structure

Revenue

Adjusted Operating Income

$431

$1,600

$116(2)

$32(1)

Q1 2012 Actual

2012E Outlook

Q1 2012 Actual

2012E Outlook

2012E Financial Outlook

Revenue

$1,600

Operating Income

88

Operating Margin

5.5%

Transaction Expenses &

28

Anticipated Restructuring Charges

Adjusted Operating Income (2)

$116

Adjusted Operating Margin (2)

7.3%

Interest Expense (3)

$10

Effective Tax Rate

41%

Diluted EPS Range

$2.30 – $2.55

Adjusted Diluted EPS Range (2)

$3.40 – $3.65

Cash Flow from Operations

$122

Less: Capital Expenditures, net of Dispositions

(10)

Free Cash Flow (4)

$112

On Pace to Achieve Plan Forecast

Note: U.S. Dollars in millions, except per share data. Results of operations presented exclude the GSS business, which has been historically managed by Engility but will be transferred to L-3 in connection with the spin-off.

(1) Excludes $6 million ($4 million after-tax, or $0.24 per share) of transaction expenses.

(2) Excludes $18 million ($13 million after-tax, or $0.76 per share) of transaction expenses and $10 million ($6 million after-tax, or $0.35 per share) of anticipated restructuring charges.

(3) Represents interest expense for the period beginning July 17, 2012 (anticipated spin date) to December 31, 2012. On a pro forma basis assuming the spin occurred January 1, 2012 interest expense would be approximately $22 million ($14 million after-tax, or $0.82 per share) (4) Free cash flow includes cash outflows of $13 million for transaction expenses, $6 million for restructuring charges and $6 million for capital expenditures related to anticipated restructuring activities.

ENGILITY

E

Efficient Capital Structure with Strong Liquidity

Capitalization ($ in millions) 3/30/2012

Pro Forma

Cash $11

New Revolver ($50) 10

New Term Loan A 335

Total Debt $345

Total Book Equity 701

Total Capitalization $1,046

2012E

Cash Flow from Operations $122

Credit Statistics

Total Debt / Cash Flow from Operations 2.8x

Total Debt / Total Capitalization 33%

Debt Maturity Profile

$200

$40

$150

$10

$100

$135

$50

$50 $50 $50 $50

$0

2013 2014 2015 2016 2017

Term Loan Drawn Revolver Revolver Availability

Note: U.S. Dollars in Millions.

ENGILITY

E

Financial Performance

Revenue

$2,700

$2,562

$2,374

$2,071

$1,029

$824

$1,800

$540

$1,600

$900

$1,533

$1,550

$1,531

$0

2009 2010 2011 2012E

Base Business SSES + Iraq / Afghanistan 2012E Outlook

Segment Operating Margin

(Excluding Transaction Expenses & Anticipated Restructuring Charges)

12.0%

10.3%

10.2%

9.0%

9.0%

7.3%

6.0%

3.0%

0.0%

2009 2010 2011 2012E

Historical Margins 2012E Outlook

Stable Base Revenue Generates Consistent and Predictable FCF Conversion

Note: U.S. Dollars in Millions. Results of operations presented exclude the GSS business, which has been historically managed by Engility but will be transferred to L-3 in connection with the spin-off. See operating income reconciliation on page 30.

ENGILITY

E

Closing Remarks

Why Engility

E

High Quality Earnings and Strong Cash Flow Profile

Experienced Management Team

World-Wide Presence With Highly Specialized Employee Base

Enhanced Competitiveness from Streamlined Cost Structure

Substantial Number of Incremental / New Business Opportunities

Well Positioned to Readdress SETA Opportunities

Broad Portfolio of Service Capabilities Directed at Markets with Enduring Requirements

High Degree of Revenue Visibility from Stable Contract Base

ENGILITY

Engility Well Positioned For The Future

ENGILITY

E

Appendix

Operating Income Reconciliation E

2012E Q1 2012 Q1 2011 2011 2010 2009

Total Revenue $1,600 $449 $591 $2,180 $2,521 $2,658

GSS Revenue (1) -- (18) (28) (109) (147) (96)

Pro Forma Revenue $1,600 $431 $563 $2,071 $2,374 $2,562

2012E Q1 2012 Q1 2011 2011 2010 2009

Total Operating Income $88 $26 $47 $98 $69 $255

Goodwill Impairment Charges (2) -- -- -- 77 172 --

Segment Operating Income $88 $26 $47 $175 $241 $255

GSS Operating (Income) / Loss (1) -- 1 -- (2) 2 9

Segment Operating Income $88 $27 $47 $173 $243 $264

Excluding GSS

Transaction Expenses 18 6 -- 9 -- --

Restructuring Charges 10 -- -- 4 -- --

Adjusted Operating Income (3) $116 $33 $47 $186 $243 $264

% Margin 7.3% 7.7% 8.3% 9.0% 10.2% 10.3%

Note: U.S. Dollars in Millions.

(1) GSS business will be transferred to L-3 in connection with the spin-off and is included in our historical results for the years until December 31, 2009, 2010, and 2011 and the first quarter of 2011 and 2012. The GSS business in excluded from our full year 2012E results.

(2) The year ended December 31, 2011 includes a non-cash goodwill impairment charge of $77 million ($77 million after income taxes) due to a decline in the estimated fair value of the Linguist Operations & Technical Support (LOTS) reporting unit. The year ended December 31, 2010 includes non-cash goodwill impairment charges amounting to $172 million ($154 million after income taxes) due to a decline in the estimated fair values of the Global Security & Engineering Solutions and LOTS reporting units.

(3) FY 2012E includes $18 million ($13 million after-tax, or $0.76 per share) of transaction expenses and $10 million ($6 million after-tax, or $0.35 per share) of anticipated restructuring charges.

ENGILITY

Industry Dynamics Benefit the Engility Strategy E

Budget pressures driving greater customer cost sensitivity mindset (“Low Cost/Technically Acceptable”)

High quality, experienced low-cost providers increasingly attractive

T&M contracts migrating to Cost Plus

Customers consolidating contract vehicles for multiple requirements

Contracting emphasis changing from user-centric to procurement-centric

Access to contract vehicles critical for growing business

Budget and political environment creating uncertainties for both customers and market

Threat of potential sequestration delaying contract actions

The potential sequestration cuts could reduce the portion of the projected annual defense base budgets that are addressable by the defense industry by up to approximately 13%, beginning in the government FY 2013

“Clean Sheet” Approach Positions Engility to Succeed

ENGILITY

Competitive Landscape

E

Engility competes with a broad range of government solutions / service providers

Professional Services Companies

Large Prime Defense Contractors

Selected Categories of Competitors

BAE SYSTEMS

BOEING

GENERAL DYNAMICS

LOCKHEED MARTIN

NORTHROP GRUMMAN

Raytheon

Professional Support Services

Booz | Allen | Hamilton

SAIC R From Science to Solutions

TASC

Many Smaller Players

Mission Support Services

AECOM

CACI EVER VIGILANT

DynCorp INTERNATIONAL

ManTech International Corporation

SAIC R From Science to Solutions

Many Smaller Players

Other

CSC

CUBIC R CORPORATION

ITT EXELIS

Many Smaller Players

Comments

Divisions of large vertically integrated defense primes

IT focus to various federal government agencies

Diverse portfolio offering from infrastructure to logistical support

Diverse portfolio offering from consulting services to transportation support

Engility’s Low Cost Approach + Broad Capabilities

= Positioned to Gain Market Share

ENGILITY